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                                                                      Exhibit 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-104155, 333-87462, 333-75459, 333-87460,
333-75403, 333-85977, 333-91147) and Form S-3 (No. 333-86174) of Penton Media,
Inc of our report dated March 21, 2006 relating to the financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
Cleveland, Ohio
March 21, 2006